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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): AUGUST 14, 2002



                       AMERICA ONLINE LATIN AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   DELAWARE                          000-31181                   65-0963212
   ---------                         ---------                   ----------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


      6600 N. ANDREWS AVENUE, SUITE 500, FORT LAUDERDALE, FLORIDA   10013
      --------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)


         Registrant's telephone number, including area code: (954) 689-3000
                                                             --------------
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits


               Exhibit No.      Exhibit
               -----------      -------

                  99.1          Certification of Chief Executive Officer
                  99.2          Certification of Chief Financial Officer


ITEM 9. REGULATION FD DISCLOSURE

         In connection with the Quarterly Report on Form 10-Q of America Online Latin America, Inc. (the "Company") for the quarterly period ended June 30, 2002, as filed with the SEC concurrently herewith, the Company hereby files the written statements required by Section 906 of the Sarbanes-Oxley Act of 2002. On August 14,2002, Charles M. Herington, President and Chief Executive Officer of the Company and Javier Aguirre, Chief Financial Officer of the Company, each executed these written statements. Copies of all of the foregoing written statements are attached hereto to the report as exhibits and incorporated herein by reference.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICA ONLINE LATIN AMERICA, INC.
                                           ----------------------------------
                                           (Registrant)



Date: AUGUST 14, 2002                      /s/ Charles M. Herington
                                           -------------------------------------
                                           Charles M. Herington
                                           President and Chief Executive Officer


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                                EXHIBIT INDEX



               Exhibit No.      Exhibit
               -----------      -------

                  99.1          Certification of Chief Executive Officer
                  99.2          Certification of Chief Financial Officer